AEROCENTURY REPORT ON FORM 8-K DATED MARCH 29, 2021

  SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): March 29, 2021

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03     Bankruptcy or Receivership
Item 2.04.    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Chapter 11 Filing

On March 29,  2021 (the “Petition Date”), AeroCentury Corp. along with its United States (“U.S.”) subsidiaries (collectively referred to as the “Company,” or the “Debtor”) filed a voluntary petition for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”), commencing the Chapter 11 case seeking administration under In re AeroCentury Corp. et al. (Case No. 21-10636) (the “Chapter 11 Case”).  The Debtor will continue to operate its business and manage its property as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. To ensure its ability to continue operating in the ordinary course of business, the Debtor has filed with the Court motions seeking a variety of “first-day” relief (collectively, the “First Day Motions”), including the authority to continue utilizing and maintaining its existing cash management system and the authority to pay its employees in the ordinary course of business.

The Company has requested the Court approve a Chapter 11 motion to hold an auction sale (“Auction Sale”) for its assets in order to fund repayment of its indebtedness to its sole secured lender, Drake Asset Management Jersey Limited (“Drake”). Debtor has entered into a stalking horse agreement with Drake (the “Drake Agreement”) to acquire the aircraft collateral securing the Drake indebtedness, subject to higher and better bids. If completed, the Auction Sale of the aircraft collateral is expected to resolve in full the Company’s outstanding indebtedness to Drake.

The Company’s management of its portfolio assets and operations with respect to its aircraft and communications and interaction with lessees will remain unchanged by the Chapter 11 Case commencement, and the Company intends to pay vendors and suppliers under customary terms for goods and services received on or after the filing date and pay its employees in the usual manner. Business operations across the AeroCentury platform are continuing without interruption.

The Company is currently in the process of finalizing a proposed Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (“Plan”) intended to address resolution of the Company’s outstanding liabilities and position the Company for stability and long-term growth.  There can be no assurances that the Company will obtain the Court’s approval of a Plan, or that if the Plan is approved, that the reorganization of the Company can or will be successfully implemented as contemplated by the Plan.

Bankruptcy Court filings are available at  http://www.kccllc.net/aerocentury, or by calling the Company's claims agent at  (866) 967-1783 (U.S./Canada) or (310) 751-2683 (International) or emailing AeroInfo@kccllc.com.

Effect of Chapter 11 Case on Debt Instruments.

The commencement of the Chapter 11 Case constitutes an event of default under following debt obligations of the Company and its subsidiaries (“Debt Instruments”)
Pay{{OPPORTUNITY_CONFIRMED_DBE
●
Fourth Amended and Restated Loan and Security Agreement, dated May 1, 2020, between the Company and Drake Asset Management Jersey Limited (the “Drake Loan Agreement”), which has an outstanding principal indebtedness of approximately $83.2 million as of the date of the Petition Date.
●
Paycheck Protection Program Loan between American Express National Bank and JetFleet Management Corp. (“JMC”), dated May 18, 2020, with a principal amount of $276,352.50
●
Paycheck Protection Program Loan between Customers Bank and JMC, dated February 11, 2021, with a principal amount of $170,002

Under the Drake Loan Agreement, the Chapter 11 commencement caused an immediate acceleration of the debt obligations thereunder. Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Case and the holders’ rights of enforcement with respect to the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD Disclosures

On March 29, 2021, the Company issued a press release announcing that the Debtor had filed a petition to initiate the Chapter 11 case. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks, including the risk that the Company's common stock may be suspended or delisted from trading on the NYSE American Exchange.  Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case, and the effectiveness of a Plan is subject to numerous conditions, including approval by the Bankruptcy Court. When and if a Plan is proposed and confirmed by the Court, the Plan may call for reinstatement of the existing equity, or could cause the existing equity interests in the Company to be modified or cancelled. There is no assurance that the holders of the Company’s existing equity will receive or retain any property on account thereof upon execution of the Plan or otherwise. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

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Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict.

Forward-looking statements discuss, among other matters: the Company’s intentions with respect to operation of its business going forward, including with respect to its cash management system and employee compensation; management of its aircraft portfolio; its plan for an auction sale of assets in order to resolve its indebtedness; the anticipated formulation, approval and execution of a Chapter 11 plan of reorganization for the Company’s businesses in order to resolve liabilities and position the Company for stability and long term growth; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the Court; negotiations with the Company’s creditors and any committee approved by the Court; the Company’s ability to meet the requirements, and compliance with the terms, of the Drake Agreement, and any other arrangement while in Chapter 11 proceedings; changes in the Company’s cash needs as compared to its historical operations and/or its projected budgeted expenses; adverse litigation; that general economic conditions may be worse than expected; the availability of equity or debt capital to finance the Company’s recapitalization; and, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on September 30, 2020,  and similar disclosures in subsequent reports filed with the SEC.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

99.1
Press Release, dated March 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 29, 2021
AEROCENTURY CORP.

By: /s/ Harold M. Lyons
Harold M. Lyons
Sr. Vice President & Chief Financial Officer